P R E S T I G E B R A N D S T h i r d Q u a r t e r F ’ 1 4 R e s u l t s 1 Review of Third Quarter F’14 Results Matt Mannelly, CEO & President Ron Lombardi, CFO February 6, 2014 Exhibit 99.2

P R E S T I G E B R A N D S T h i r d Q u a r t e r F ’ 1 4 R e s u l t s 2 This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements about the Company’s growth strategies, investments in marketing, advertising and promotion, competitive position and strategies, product development and acquisitions, product distribution strategies, leverage, capital expenditures, creation of shareholder value, successful integration of acquired brands, debt reduction, growth and future financial performance including free cash flow and E.P.S. Words such as "continue," "will," "believe," “intend,” “expect,” “anticipate,” “plan,” “potential,” “estimate,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the failure to successfully integrate the Care Pharma business or other future acquisitions, the failure to successfully commercialize new and enhanced products, the Company’s inability to rapidly deleverage, the effectiveness of the Company’s advertising and promotions investments, the severity of the cold/cough season, the effectiveness of the Company’s marketing and distribution infrastructure, and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2013 and Part II, Item 1A in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2013. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except to the extent required by applicable securities laws, the Company undertakes no obligation to update any forward-looking statement contained herein, whether as a result of new information, future events, or otherwise. Safe Harbor Disclosure

P R E S T I G E B R A N D S T h i r d Q u a r t e r F ’ 1 4 R e s u l t s 3 1. Perspective on Current Environment 2. Q3 FY2014: Performance Highlights 3. Q3 FY2014: Financial Overview 4. FY2014 Outlook and The Road Ahead Agenda for Today’s Discussion

P R E S T I G E B R A N D S T h i r d Q u a r t e r F ’ 1 4 R e s u l t s 4 Perspective on Current Environment

Current Environment

- **Anticipated near-term transitional marketplace…combination of factors resulted in significant impact**

1 Soft retail foot traffic has led to significant retail inventory reductions

\+

2 Returning competitive pediatric brands to the marketplace

\+

3 Weak cough/cold season and competitive dynamics in the GI category

= **Significant Impact**

PrestigeBrands

PRESTIGE BRANDS Third Quarter F'14 Results 5

Three Primary Environmental Factors Are Impacting Current and Near-Term Performance

1 Retailer Dynamics

"The **retail environment, both in-stores and online, remains competitive**. At the same time, some **customers feel uncertainty about the economy, government, job stability and their need to take care of their families** through the holidays."

Walmart – *Nov 2013*

"**We continue to see a cautious consumer.** We did see some **pullback in consumer spending** that began in the spring time frame. It's manifesting itself in **fewer trips**. At the same time, we have seen the **promotional environment intensify in both the drug and mass channels**."

CVS – *Nov 2013*

2 Pediatric Product Returns

Johnson & Johnson

Q4 2013 U.S. OTC: +22%

NOVARTIS

Q4 2013 Global Consumer Health: +10%(1)

3 Cough/Cold & Other Category Dynamics(2)



2012-2013 Season
2013-2014 Season
YTD Cough/Cold Season: (15%)

Notes:
(1) Includes Animal Health.
(2) Seasonal cough, cold, flu data levels from October 2012 through Calendar 2013.

PrestigeBrands PRESTIGE BRANDS Third Quarter F'14 Results 6

P R E S T I G E B R A N D S T h i r d Q u a r t e r F ’ 1 4 R e s u l t s 7 Q3 FY2014: Performance Highlights

Third Quarter Performance Highlights

- **Q3 Performance Highlights**
  - Strong Free Cash Flow of $41.2[1] million, up 11.8% versus the prior year
  - Q3 consolidated net revenue of $146.2 million was down 8.7% versus the prior year
  - Gross margin of 56.0% improved versus the prior year
  - A&P spending increased by 8.6% versus prior year to continue to support core OTC brands and new product development
  - Adjusted E.P.S.[2] of $0.30, down 18.9% versus the prior year corresponding quarter
- **Continue to stay the course of our long-term value creation model**
  - Generated strong free cash flow, driving further deleveraging and increasing M&A capacity
  - Appropriate investment behind brand-building initiatives in support of launches in upcoming quarters
  - Completed integration of Care Pharma; performance exceeding expectations

Notes:
(1) This non-GAAP financial measure is reconciled to its most closely related GAAP financial measure in our earnings release in the "About Non-GAAP Financial Measures" section. Free cash flow is reconciled to reported Net Income on slide 22.
(2) This non-GAAP financial measure is reconciled to its most closely related GAAP financial measure in our earnings release in the "About Non-GAAP Financial Measures" section. Adjusted E.P.S. is also reconciled to reported E.P.S. on slide 21.

PrestigeBrands
PRESTIGE BRANDS Third Quarter F'14 Results 8

Q3 Results Impacted by Combination of Events

Sources of Y/Y Net Revenue Decline



Other
3%
Cough/Cold & GI Category Dynamics
22%
Retail Inventory Reductions
51%
24%
Competitive Product Returns

- Greater than anticipated trade inventory reduction due to soft retail foot traffic
  - ~$10M
- Return of recalled pediatric products
- Slow start to the cough/cold season further impacted declines
  - YTD incidence levels down >15%
- GI category competitive dynamics
  - Probiotic and private label

PrestigeBrands
PRESTIGE BRANDS Third Quarter F'14 Results 9

P R E S T I G E B R A N D S T h i r d Q u a r t e r F ’ 1 4 R e s u l t s 1 0 Impact of Retail Inventory Reductions Concentrated in the Mass Channel Consolidated Total Revenue Growth Note: Represents year-over-year Revenue growth. (1) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our Earnings Release in the “About Non-GAAP Financial Measures” section. (1)

Core OTC Consumption Growth Outpacing Reported Revenue Growth Due to Retailer Dynamics

Core OTC Consumption vs. Revenue Growth[1]



Core OTC Consumption Growth
Core OTC Net Revenue Growth
1.6%
0.8%
0.2%
8.2%
(1.7%)
(7.6%)
0.3%
(3.5%)
Q1
Q2
Q3
FY'14 YTD

Source: Latest 12-week IRI multi-outlet retail dollar sales growth for relevant quarter.
Note: Data reflects retail dollar sales percentage growth versus prior period.
(1) Excludes PediaCare, Little Remedies and Beano.

PrestigeBrands
PRESTIGE BRANDS Third Quarter F'14 Results 11

"It's A Marathon Not A Sprint", Maintain Emphasis on Appropriate Long-Term Brand Building Strategies


The Prestige Formula
Innovative New Products
Sustained Long-Term Growth & Share Gains
Increased Distribution
Increased Marketing Support and Effectiveness

PrestigeBrands
PRESTIGE BRANDS Third Quarter F'14 Results 12

Remain Focused on Drivers of Growth Over Time



Core OTC Consumption Growth
Transitional Market
Excluding Competitive Returns / GI Category Dynamics(4)
8.9%
24.9%
32.8%
25.2%
12.1%
5.4%
2.4%
6.9%
10.5%
6.9%
6.4%
(0.9%)
(4.2%)
0.2%
(8.1%)
(1.7%)
Q2
Q3(1)
Q4(2)
Q1
Q2
Q3
Q4(3)
Q1
Q2
Q3
Q4
Q1
Q2
Q3
FY'11
FY'12
FY'13
FY'14

Source: Latest 12-week IRI multi-outlet retail dollar sales growth for relevant quarter.
Note: Data reflects retail dollar sales percentage growth versus prior period.
(1) Blacksmith Bands added middle of Q3 '11.
(2) Dramamine added beginning in Q4 '11.
(3) Acquired GSK brands added in Q4 '12.
(4) Excludes PediaCare, Little Remedies and Beano.

PrestigeBrands
PRESTIGE BRANDS Third Quarter F'14 Results 13

Introducing *New* Fresh Guard by Efferdent


Innovative New Products
Increased Distribution
Increased Marketing Support and Effectiveness

New Fresh Guard Addresses Unmet Consumer Needs


NEW!
CLEAN LOOK. FRESH FEEL.
SOAK
FRESH GUARD
by Efferdent
SPECIALLY FORMULATED TO CLEAN:
RETAINERS
MOUTHGUARDS
REMOVABLE BRACES


NEW!
CLEAN LOOK. FRESH FEEL.
WIPES
FRESH GUARD
by Efferdent
SPECIALLY FORMULATED TO CLEAN:
RETAINERS
MOUTHGUARDS
REMOVABLE BRACES
Alcohol Free
20 WIPES

"For a deep clean, ideal for use at home"

"Convenient for on-the-go cleaning"

- Kills 99.9% of odor causing bacteria
- Specially formulated for removable dental appliances
- Prevents mouth film build-up, reduces yellowing, and helps remove stains

Layered Marketing Plan for a Successful Launch

- Gain Professional Endorsement



- Drive awareness to generate demand



- Drive trial and purchase at shelf


NEW!
FRESH GUARD
$1.00 OFF ANY
FRESH GUARD

PrestigeBrands
PRESTIGE BRANDS Third Quarter F'14 Results 14

Continue to Invest Appropriately Behind Brand Building to Support Long-Term Growth


Innovative New Products
Increased Distribution
Increased Marketing Support and Effectiveness


A&P % of Net Revenue
10.6%
+7%
11.3%
+14%
12.9%
+12%
14.5%
+7%
15.5%
FY'10
FY'11 (1)
FY'12
FY'13
FY'14 YTD

(1) Adjusted in FY'11 to reflect normalized level of A&P spending for PediaCare.

PrestigeBrands
PRESTIGE BRANDS Third Quarter F'14 Results 15

Oh Canada! Growing Share & Expanding the Reach



Innovative New Products
Increased Distribution
Increased Marketing Support and Effectiveness

10 Core Brands with Leading Positions



Other(1)
#2
#1
#1
#1
#1
#1

Supported by Focused Marketing for All Core OTC Brands



Be natural with beano
CUSTOM FIT DESIGNED FOR ALL NIGHT COMFORT
>> GET $5 COUPON <<

***Goal:* Outperform category growth & introduce selected US products to Canadian market**

(1) Other includes: Kwellada-P, R&C, Nytol, New Skin, Luden's, Murine, Wartner, Ezo, Freezone, Massengill, and Chore Boy

PrestigeBrands
PRESTIGE BRANDS Third Quarter F'14 Results 16

P R E S T I G E B R A N D S T h i r d Q u a r t e r F ’ 1 4 R e s u l t s 1 7 Q3 FY2014: Financial Overview

Summary Financial Performance



Q3 FY'13
Q3 FY'14
(8.7%)
$160.2
$146.2
Net Revenue
(18.1%)
$53.8
$44.1
Adjusted EBITDA (1)
(18.9%)
$0.37
$0.30
Adjusted EPS (1)
+11.8%
$36.8
$41.2
Free Cash Flow(1,2)

Dollar values in millions, except per share data

Notes:

(1) These non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our earnings release in the "About Non-GAAP Financial Measures" section.

(2) Free cash flow is a non-GAAP financial measure and is also reconciled to reported net income on slide 22.

PrestigeBrands PRESTIGE BRANDS Third Quarter F'14 Results 18

Q3 Consolidated Financial Summary

Q3 FY'14

	Q3 FY'14	Q3 FY'13	% Chg
Net Revenue	**$ 146.2**	**$ 160.2**	***(8.7%)***
Adj. Gross Margin[(1)]	81.8	88.7	*(7.8%)*
% Margin	*56.0%*	*55.4%*	
A&P	25.6	23.5	*8.6%*
% Net Revenue	*17.5%*	*14.7%*	
G&A	12.1	11.4	*6.7%*
% Net Revenue	*8.3%*	*7.1%*	
Adjusted EBITDA[(1)]	**$ 44.1**	**$ 53.8**	***(18.1%)***
% Margin	*30.2%*	*33.6%*	
D&A	3.6	3.4	*8.5%*
% Net Revenue	*2.5%*	*2.1%*	
Adj. Operating Income[(1)]	40.5	50.4	*(19.9%)*
% Net Revenue	*27.7%*	*31.5%*	
Adjusted Net Income[(1)]	**$ 15.6**	**$ 19.3**	***(19.0%)***
Adjusted Earnings Per Share[(1)]	**$ 0.30**	**$ 0.37**	***(18.9%)***
Earnings Per Share - As Reported	**$ 0.06**	**$ 0.24**	***(75.0%)***
Net Income - As Reported	**$ 3.1**	**$ 12.3**	***(74.5%)***

Comments

- Net Revenue declined $14.0 million, or 8.7%, due to retail inventory reductions, lowered cough / cold incidence levels, the return of competitive products (e.g. Children's Tylenol and Children's Motrin), and GI category dynamics (beano)
- Gross margin increased 0.6 pts. to 56.0% of Net Revenue
- A&P growth of 8.6% consistent with stated investment levels to drive core OTC growth
- G&A as a percentage of Net Revenue increased 1.2 pts. to 8.3% as a result of lower sales
- Adjusted Net Income declined 19.0%
- Adjusted earnings per share decline of 18.9%
- Reported EPS of $0.06 includes $0.25 of loss due to early extinguishment of debt

Dollar values in millions, except per share data
Notes:
(1) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our Earnings Release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands
PRESTIGE BRANDS Third Quarter F'14 Results 19

YTD Consolidated Financial Summary

YTD FY'14 YTD

	FY'14	FY'13	% Chg
Adjusted Net Revenue[1,2]	**$ 457.6**	**$ 469.5**	***(2.5%)***
Adj. Gross Margin[2]	261.0	265.2	*(1.6%)*
% Revenue	*57.0%*	*56.5%*	
A&P	70.8	67.4	*5.0%*
% Adj. Net Revenue	*15.5%*	*14.4%*	
Adj. G&A[2]	34.7	33.7	*3.1%*
% Adj. Net Revenue	*7.6%*	*7.2%*	
Adjusted EBITDA[2]	**$ 155.5**	**$ 164.2**	***(5.3%)***
% Margin	*34.0%*	*35.0%*	
D&A	10.2	10.0	*2.6%*
% Adj. Net Revenue	*2.2%*	*2.1%*	
Adj. Operating Income[2]	145.3	154.2	*(5.8%)*
% Adj. Net Revenue	*31.8%*	*32.9%*	
Adjusted Net Income[2]	**$ 61.3**	**$ 58.5**	***4.8%***
Adjusted Earnings Per Share[2]	**$ 1.17**	**$ 1.14**	***2.6%***
Earnings Per Share - As Reported	**$ 1.08**	**$ 0.90**	***20.0%***
Net Income - As Reported	**$ 56.6**	**$ 46.2**	***22.7%***

Dollar values in millions, except per share data

Notes:

(1) Reported net revenue for Q1 FY'13 was $147.0 million. Adjusted net revenue for Q1 FY'13 was $147.4 million and excludes transition related costs of ~$400k.

(2) These Non-GAAP financial measures are reconciled to their most closely related GAAP financial measures in our Earnings Release in the "About Non-GAAP Financial Measures" section.

Comments

- Adjusted Net Revenue declined 2.5% over the prior year
- Adjusted gross margin expanded by 0.5 pts. to 57.0%
- A&P spend increased by 1.1 pts. to 15.5% of Adjusted Net Revenue
- Adjusted G&A as a percentage of Adjusted Net Revenue increased modestly to 7.6%
- Adjusted Net Income growth of 4.8%
- Adjusted earnings per share growth of 2.6%

PrestigeBrands

PRESTIGE BRANDS Third Quarter F'14 Results 20

Net Income and E.P.S. Reconciliation

	Q3				YTD			
	3 Months Ended Q3 FY'14		3 Months Ended Q3 FY'13		9 Months Ended Q3 FY'14		9 Months Ended Q3 FY'13	
	Net Income	EPS	Net Income	EPS	Net Income	EPS	Net Income	EPS
As Reported	$ 3.1	$ 0.06	$ 12.3	$ 0.24	$ 56.6	$ 1.08	$ 46.2	$ 0.90
Adjustments:								
Acquisition Costs Associated with Care	-	-	-	-	1.0	0.02	-	-
Legal & Professional Fees	-	-	-	-	0.7	0.01	0.6	0.01
Transition Costs Associated with GSK	-	-	3.8	0.07	-	-	11.9	0.23
Accelerated Amortization of Debt Costs(2)	5.1	0.10	7.7	0.15	5.1	0.10	7.7	0.15
Loss on Extinguishment of Debt(3)	15.0	0.29	-	-	15.0	0.29	-	-
Tax Impact of Adjustments	(7.3)	(0.14)	(4.5)	(0.09)	(7.6)	(0.15)	(7.9)	(0.15)
Tax Impact of State Rate Adjustments	(0.4)	(0.01)	-	-	(9.5)	(0.18)		
Total Adjustments	**12.5**	**0.24**	**7.0**	**0.13**	**4.7**	**0.09**	**12.3**	**0.24**
Adjusted(1)	**$ 15.6**	**$ 0.30**	**$ 19.3**	**$ 0.37**	**$ 61.3**	**$ 1.17**	**$ 58.5**	**$ 1.14**

Dollar values in millions, except per share data

(1) These Non-GAAP financial measures are reconciled to their reported GAAP amounts in our Earnings Release in the "About Non-GAAP Financial Measures" section.

(2) Relates to incremental amortization of non-cash deferred debt issue costs and debt discount resulting from the accelerated paydown of our term loan.

(3) Related to the portion of our refinancing completed in December 2013.

PrestigeBrands
PRESTIGE BRANDS Third Quarter F'14 Results 21

P R E S T I G E B R A N D S T h i r d Q u a r t e r F ’ 1 4 R e s u l t s 2 2 Q3 FY'14 Q3 FY'13 YTD FY'14 YTD FY'13 Net Income - As Reported 3.1$ 12.3$ 56.6$ 46.2$ Depreciation & Amortization 3.6 3.4 10.2 10.0 Other Non-Cash Operating Items 15.8 13.8 25.4 32.1 Working Capital 2.7 11.1 (11.4) 12.7 Premium Payment on Notes 12.8 - 12.8 - Accelerated Interest due to Refinancing 3.5 - 3.5 - Adjusted Operating Cash Flow(1) 41.5$ 40.5$ 97.1$ 100.9$ Additions to Property and Equipment (0.3) (3.7) (2.6) (8.9) Free Cash Flow 41.2$ 36.8$ 94.5$ 92.0$ Debt Profile & Financial Compliance:  Total Net Debt at 12/31/13 of $939 million comprised of: – Cash on hand of $94 million – $298 million of term loan – $698 million of bonds – $37 million of revolver  Leverage ratio(2) of 4.30x  Continue to expect full year cash flow of $125 million Strong Free Cash Flow Dollar values in millions Note: (1) Adjusted operating cash flow is a Non-GAAP financial measure and is reconciled to GAAP net cash provided by operating activities in our earnings release in the “About Non-GAAP Financial Measures” section. (2) Leverage ratio reflects net debt / covenant defined EBITDA. Cash Flow Comments

Prestige Continues to Have Leading Free Cash Flow Conversion

Free Cash Flow Conversion



162%(1)
152%
151%
138%
129%
113%
107%
101%
101%
98%
93%
87%
85%
Median: 107%
PrestigeBrands
B&G
Energizer
JARDEN corporation
Reckitt Benckiser
Helen of Troy
Tupperware
P&G

Source: Capital IQ

Notes: For the latest twelve month period.

Free Cash Flow Conversion is a non GAAP financial measure and is defined as Non-GAAP Operating Cash Flow less Capital Expenditures over Adjusted Net Income.

Operating Cash Flow and Adjusted Net Income are reconciled to their reported GAAP amounts in our earnings release in the "About Non-GAAP Financial Measures" section.

(1) PBH free cash flow conversion is calculated using non GAAP free cash flow. This non GAAP financial measure is reconciled to net income on page 22.

PrestigeBrands PRESTIGE BRANDS Third Quarter F'14 Results 23

Leading Free Cash Flow Yield Supports Attractive Valuation



Free Cash Flow Yield
11%
8% (1)
6%
6%
6%
6%
5%
5%
5%
5%
5%
5%
4%
Median: 5%
Energizer
PrestigeBrands
Tupperware
Helen of Troy
B&G
Newell Rubbermaid
Reckitt Benckiser
JARDEN corporation
P&G

Source: Capital IQ
Note: For the latest twelve month period.
Free Cash Flow Yield is a non GAAP financial measure and is defined as Cash Provided by Operating Activities divided by Market Capitalization.

(1) PBH Free Cash Flow yield is calculated using non GAAP Free Cash Flow. This non GAAP financial measure is reconciled to net income on page 22. Free Cash Flow is reconciled to GAAP cash flow provided by operating activities in our earnings release in the "About Non-GAAP Financial Measures" section.

PrestigeBrands
PRESTIGE BRANDS Third Quarter F'14 Results 24

P R E S T I G E B R A N D S T h i r d Q u a r t e r F ’ 1 4 R e s u l t s 2 5 FY2014 Outlook and Road Ahead

Outlook for Q4 FY'2014 and Beyond

Q4 Considerations: Remain Cautious

- Potential for continued soft retail and foot traffic and retailer inventory reductions
- Seasonal cough/cold incidences remain well below prior year
- Expect returning competitive brands will settle over time
- Appropriate investment in brand building behind core brands through A&P support and new product introductions

FY 14 Full Year

- Continue to expect $125 million of full year free cash flow(1)
- In light of combination of three factors impacting short term, expect FY'2014 Adjusted E.P.S. of $1.48 to $1.52

Long-Term Outlook

- Stay the strategic course: Invest in Core OTC growth; continue to deliver cash flow to de-lever, remain aggressive and disciplined in M&A market
- Expect 10%+ long-term E.P.S growth

(1) Free cash flow is a non-GAAP financial measure.

PrestigeBrands PRESTIGE BRANDS Third Quarter F'14 Results 26

P R E S T I G E B R A N D S T h i r d Q u a r t e r F ’ 1 4 R e s u l t s 2 7 Our Corporate Mission To be the Best Mid-Sized, Public Company in the Consumer Health Care Market The following principles guide us in this endeavor:  deliver outstanding shareholder value through superior growth in sales, profits, and cash flow  create innovative products that exceed our consumers’ expectations  engage in true partnerships with our suppliers and customers  build a company culture founded on leadership, trust, change and execution

P R E S T I G E B R A N D S T h i r d Q u a r t e r F ’ 1 4 R e s u l t s 2 8